SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2003

PACIFIC MERCANTILE BANCORP

(Exact Name of Registrant as Specified in Charter)

California

(State or Other Jurisdiction of Incorporation)

0–30777	33–0898238
(Commission File No.)	(IRS Employer Identification No.)

949 South Coast Drive, Suite 300, Costa Mesa, California 92626

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release issued on November 7, 2003, announcing the consolidated financial results of Pacific Mercantile Bancorp for the quarter and nine months ended September 30, 2003.

Item 12. Public Announcement or Release of Material Non-Public Information

On November 7, 2003, Pacific Mercantile Bancorp, a California corporation issued a press release announcing its consolidated results of operations for the quarter and nine months ended September 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: November 7, 2003	By	/s/ NANCY GRAY

Nancy Gray, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION

99.1	Press Release issued on November 7, 2003 announcing registrant’s consolidated results of operations for the quarter and nine months ended September 30, 2003.

E-1